UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K/A


                              Current Report


Pursuant to  Section 13 or 15(d) of the Securities Exchange Act of 1934


                              March 9, 2006
                              -------------
            Date of Report (Date of earliest event reported)


                      American Business Corporation
                      -----------------------------
           (Exact name of Registrant as specified in charter)


Colorado                       33-9640-LA                   90-0249312
-------------------          --------------              --------------
(State or other             (Commission File           (IRS. Employer
jurisdiction                     Number)	         Identification
of incorporation)                                               Number)

     11921 Brinley Ave., Louisville, KY                    40243
     ----------------------------------                    -----
   (Address of principal executive offices)		 (Zip Code)

  Registrant's telephone number, including area code: (502) 244-1964


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Item 4.01   Changes In Registrant's Certifying Accountant.

On March 6, 2006 we reported the resignation of Rosenberg Rich Baker as our independent accounts. This resignation had previously been reported in a Form 8-K dated June 20, 2005. Accordingly, the March 6, 2006 8-K is amended to delete Item 4.01, paragraph (a) and Exhibit 16.1, relating to such resignation.

                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2006

AMERICAN BUSINESS CORPORATION


BY:/s/ Anthony Russo
   -------------------------
   Anthony R. Russo, President

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